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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report - April 19, 2002
               (Date of earliest event reported - April 22, 2002)


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)


           DELAWARE                       0-9808                 76-0582150
 (State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                          333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)


                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 9.  REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2. of Form 8K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Representatives of Plains All American Pipeline, L.P. ("PAA") intend to make a presentation on April 22, 2002 at the Independent Petroleum Association of America's Oil and Gas Investment Symposium. Such presentation will give an overview of PAA, including financial position, industry fundamentals, and PAA's business plan. Interested parties may view the materials to be presented at the meeting by visiting PAA's website at www.PAALP.com. PAA does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  April 19, 2002         By:  Plains AAP, L.P., its general partner

                              By:  Plains All American GP LLC,
                                    its general partner

                              By: /s/ Tim Moore
                                  -------------------------------
                                  Name: Tim Moore
                                  Title:  Vice President